Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	Intangible Assets
Mortgage Servicing Rights
On January 31, 2024, the Company sold its mortgage servicing rights ("MSRs") portfolio and all serviced loans transferred to the new servicer on April 30, 2024.
The table below presents changes in mortgage servicing rights for the years ended December 31, 2025, 2024, and 2023.

	For the year ended December 31,
(dollars in thousands)	2025	2024	2023
Balance at beginning of year	$—	$1,738	$2,899
Originated mortgage servicing rights	—	—	39
Sale proceeds	—	(1,670)	—
Changes in fair value:
Due to changes in model inputs and assumptions (1)	—	—	(939)
Other changes in fair value (2)	—	(68)	(261)
Total changes in fair value	—	(68)	(1,200)
Balance at end of year	$—	$—	$1,738
(1)The change in fair value resulting from changes in valuation inputs or assumptions, reported in real estate servicing fees, net, used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.
(2)Other changes in fair value, reported in real estate servicing fees, net, reflect changes due to customer payments and passage of time.
Total changes in fair value are reported in real estate servicing fees, net, reported in non-interest income in the Company's Consolidated Statements of Income. In the fourth quarter of 2023, the Company recognized a $1.1 million mortgage MSR valuation write-down upon accepting a letter of intent to sell the Company's servicing portfolio, which closed during the first quarter of 2024. Prior to the fourth quarter of 2023, valuation assumptions were reviewed with a third-party specialist.